Exhibit 99.1

Connecture Announces Preliminary 2014 Fourth Quarter and Full Year Revenue

Brookfield, Wis. – March 2, 2015 – Connecture, Inc. (NASDAQ: CNXR), a provider of web-based information systems used to create health insurance marketplaces, today announced that it expects revenue for fourth quarter 2014 to be in the range of $26 million to $28 million, and revenue for full year 2014 to be in the range of $83 to $85 million. The Company is making this announcement in anticipation of its presentation at the Raymond James 36th Annual Institutional Investors Conference on March 4, 2015.

As the Company has not completed its fourth quarter and year-end close and the audit of its 2014 financial statements is not complete, the revenue expectations presented in this press release are preliminary, and, therefore, subject to final year-end closing adjustments and may change. The preliminary revenue results presented in this release are based solely upon information available as of the date of this release, are not a comprehensive statement of our financial results or positions as of or for the 2014 fiscal year, and have not been audited, reviewed, or compiled by our independent registered public accounting firm.

The Company expects to issue fourth quarter and full year 2014 financial results and 2015 financial guidance during its fourth quarter and full year 2014 results conference call on March 10, 2015.

About Connecture

Connecture (NASDAQ: CNXR) is a leading web-based consumer shopping, enrollment and retention platform for health insurance distribution. Connecture offers a personalized health insurance shopping experience that recommends the best fit insurance plan based on an individual’s preferences, health status, preferred providers, medications and expected out-of-pocket costs. Connecture’s customers are health insurance marketplace operators such as health plans, brokers and exchange operators, who must distribute health insurance in a cost-effective manner to a growing number of insured consumers. Connecture’s solutions automate key functions in the health insurance distribution process, allowing its customers to price and present plan options accurately to consumers and efficiently enroll, renew and manage plan members.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the Company’s industry, business strategy, plans, goals and expectations concerning our market position, product expansion, future operations, margins, profitability, future efficiencies, capital expenditures, liquidity and capital resources and other financial and operating information. When used in this discussion, the words “may,” “believes,” “intends,” “seeks,” “anticipates,” “plans,” “estimates,” “expects,” “should,” “assumes,” “continues,” “could,” “will,” “future” and the negative of these or similar terms and phrases are intended to identify forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond the control of the Company. The Company’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, the continued availability of tax-advantaged consumer-directed benefits to employers and employees, the Company’s ability to acquire and retain new network partners and to cross-sell its products to existing network partners and members, the Company’s ability to successfully identify, acquire and integrate additional portfolio purchases or acquisition targets, and the Company’s ability to raise awareness among employers and employees about the advantages of adopting and participating in consumer-directed benefits programs. For a detailed discussion of these and other risk factors, please refer to the risks detailed in the Company’s filings with the Securities and Exchange Commission, including, without limitation, the final prospectus for the Company’s initial public offering filed on December 12, 2014. Past performance is not necessarily indicative of future results. The Company undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this press release.

Investor Contact:

Peter Vozzo

Westwicke Partners, LLC.

peter.vozzo@westwicke.com

Phone: 443.213.0500

Media Contact:

Ken Phillips

Davies Murphy Group

connecture@daviesmurphy.com

Phone: 781.418.2437

Source: Connecture